   As filed with the Securities and Exchange Commission on February 20, 2001
                                                    Securities Act File No. 333-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-14

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                        Pre-Effective Amendment No. [ ]
                       Post-Effective Amendment No. [ ]
                       (Check appropriate box or boxes)

                          TRAVELERS SERIES FUND INC.
            (Exact Name of Registrant As Specified In Its Charter)

                                (800) 842-8573
                 (Registrant's Area Code and Telephone Number)

                             7 World Trade Center
                           New York, New York 10048
                   (Address of Principal Executive Offices:
                    Number, Street, City, State, Zip Code)

                         CHRISTINA T. SYDOR, SECRETARY
                          TRAVELERS SERIES FUND INC.
                             7 WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                    (Name and Address of Agent for Service)

                                  Copies to:
                        John E. Baumgardner, Jr., Esq.
                              Sullivan & Cromwell
                               125 Broad Street
                              New York, NY 10004
                                (212) 558-3866

   APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

                     TITLE OF SECURITIES BEING REGISTERED:
             Shares of Common Stock, Par Value $ .00001 per share.

                               -----------------

   It is proposed that this filing will become effective on March 22, 2001 pursuant to Rule 488 under the Securities Act of 1933.

   No filing fee is required because of reliance on Section 24(f) under the Investment Company Act of 1940.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     [Letter to Variable Contract Owners]

                         TRAVELERS SERIES FUND INC. -
                     SMITH BARNEY PACIFIC BASIN PORTFOLIO
                 7 World Trade Center New York, New York 10048

                                                                  March 30, 2001

Dear Variable Annuity Contract or
    Variable Life Insurance Policy Owner:

   Shares of the Smith Barney Pacific Basin Portfolio (the "Acquired Fund") of the Travelers Series Fund Inc. (the "Company") have been purchased at your direction by your insurance company (your "Insurance Company") through its separate account to fund benefits payable under your variable annuity contract or variable life insurance policy (each, a "variable contract"). Your Insurance Company, as the legal owner of that separate account, has been asked to approve a Plan of Reorganization whereby all of the assets of the Acquired Fund will be transferred in a reorganization to the Smith Barney International All Cap Growth Portfolio (the "Acquiring Fund"), a series of Travelers Series Fund Inc., in exchange for shares of the Acquired Fund. You, as an owner of a variable contract that has an interest in the separate account, are being asked by your Insurance Company for instructions as to how to vote the shares of the Acquired Fund that are attributable to your variable contract. In the view of counsel to your Insurance Company, this transaction, whether structured as a tax-free reorganization or not, will be free from federal income taxes to you.

   If the Plan of Reorganization is approved and consummated, the separate account in which you have an interest will own shares of the Acquiring Fund instead of shares of the Acquired Fund. The separate account will receive shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund owned by it prior to the reorganization.

   The Acquired Fund and the Acquiring Fund are advised by SSB Citi Fund Management LLC ("SSB Citi"). SSB Citi is a subsidiary of Citigroup Inc.

   After carefully studying the merits of the proposal, the Board of Directors of the Acquired Fund has determined that the reorganization with the Acquiring Fund will benefit the shareholders of the Acquired Fund.

   The Acquiring Fund will offer the separate account in which you have an interest a mutual fund with investment objectives and policies that are in many ways similar to those of the Acquired Fund, although there are important differences described in the Prospectus/Proxy Statement. The Board of Directors of the Company believe that combining the assets of the Acquired Fund and the Acquiring Fund could result in more efficient mutual fund operations due to economies of scale.

   The Board of Directors of the Company believes that the proposal set forth in the enclosed notice of meeting is important and recommends that you read the enclosed materials carefully and then instruct your Insurance Company to vote for the proposal. Please take a moment now to sign and return the voting instruction form in the enclosed postage-paid envelope. For more information, please contact your insurance agent or call 1-800-842-8573.

                                        Respectfully,

                                        Heath B. McLendon
                                        President

Enclosure(s)

We urge you to sign and return the voting instruction form in the enclosed postage-paid envelope.

                      A SPECIAL NOTICE TO SHAREHOLDERS OF
                         TRAVELERS SERIES FUND INC.--
                     SMITH BARNEY PACIFIC BASIN PORTFOLIO

                            Your Vote is Important

Dear Shareholder:

   The Board of Directors of Travelers Series Fund Inc. has recently reviewed and unanimously endorsed a proposal for a reorganization of its Smith Barney Pacific Basin Portfolio (the "Pacific Basin Portfolio"), which it judges to be in the best interests of the Pacific Basin Portfolio's shareholders.

   Under the terms of the proposal, the Smith Barney International All Cap Growth Portfolio of Travelers Series Fund Inc., formerly, Smith Barney International Equity Portfolio ("Growth Portfolio") will acquire all of the assets and liabilities of the Pacific Basin Portfolio, and you will become a shareholder of the Growth Portfolio. You will receive shares of the Growth Portfolio with an aggregate value equivalent to the aggregate net asset value of your investment in the Pacific Basin Portfolio at the time of the transaction.

   Here are some facts about the merger and the Growth Portfolio that will be useful to you as you vote on this transaction:

       There will be no cost to you to become a shareholder of the Growth Portfolio.
       Shares of the Growth Portfolio are priced on each day the fund is open for business and you may redeem all or a part of your shares at the then current net asset value per share.
       Lower operating expenses are anticipated for the Pacific Basin Portfolio shareholders.

                         TRAVELERS SERIES FUND INC.--
                     SMITH BARNEY PACIFIC BASIN PORTFOLIO

                             7 World Trade Center
                           New York, New York 10048

                               -----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on April 18, 2001

   Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Smith Barney Pacific Basin Portfolio ("Acquired Fund") of Travelers Series Fund Inc. (the "Company") will be held in the Downtown Conference Center, 7 World Trade Center, New York, New York 10048 on April 18, 2001, commencing at 12:00 p.m. for the following purposes:

      1. To approve or disapprove the Company's Plan of Reorganization dated as of February 14, 2001 providing for (i) the acquisition of all of the assets and liabilities of the Acquired Fund by Travelers Series Fund Inc.--Smith Barney International All Cap Growth Portfolio ("Acquiring Fund"); (ii) the amendment of the Company's Charter reclassifying all shares of the Acquired Fund as shares of the Acquiring Fund; and (iii) the accomplishment of the reclassification by the issuance of shares of the Acquiring Fund to shareholders of the Acquired Fund.

      2. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

   The Board of Directors of the Company has fixed the close of business on February 14, 2001 as the record date for the determination of shareholders of the Acquired Fund entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof.

   Your vote is important regardless of the size of your holdings in the Acquired Fund. Whether or not you plan to attend the meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope that needs no postage if mailed in the continental United States. Instructions for the proper execution of proxies are set forth on the inside cover.

                                        By Order of the Board of Directors

                                        Christina T. Sydor, Esq.
                                        Secretary

March 30, 2001

YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                             SUBJECT TO COMPLETION
                PROSPECTUS/PROXY STATEMENT DATED MARCH 22, 2001

                         Acquisition of the Assets of

                     SMITH BARNEY PACIFIC BASIN PORTFOLIO

                      a separate investment portfolio of

                          TRAVELERS SERIES FUND INC.
                             7 World Trade Center
                           New York, New York 10048
                                (800) 842-8573

                       By and in Exchange for Shares of

              SMITH BARNEY INTERNATIONAL ALL CAP GROWTH PORTFOLIO

                      a separate investment portfolio of

                          TRAVELERS SERIES FUND INC.
                             7 World Trade Center
                           New York, New York 10048
                                (800) 842-8573

   This Prospectus/Proxy Statement is being furnished to shareholders of the Smith Barney Pacific Basin Portfolio (the "Acquired Fund"), a series of Travelers Series Fund Inc. (the "Company"), in connection with a proposed plan of reorganization to be submitted to shareholders of the Acquired Fund for consideration at a Special Meeting of Shareholders to be held on April 18, 2001 at 12:00 p.m. (the "Meeting"), at the offices of the Company, located in the Downtown Conference Center, 7 World Trade Center, New York, New York 10048, or any adjournment or adjournments thereof.

   The plan of reorganization provides for all of the assets of the Acquired Fund to be acquired by the Smith Barney International All Cap Growth Portfolio, formerly Smith Barney International Equity Portfolio (the "Acquiring Fund"), another series of the Company, in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of liabilities of the Acquired Fund, followed by the liquidation of the Acquired Fund (hereinafter referred to as the "Reorganization"). (The Acquiring Fund and the Acquired Fund are sometimes referred to hereinafter as the "Funds" and individually as a "Fund", and the fund resulting from the Reorganization is sometimes referred to as the "Combined Fund.") In conjunction with the Reorganization, an amendment to the Company's charter will reclassify shares of the Acquired Fund as shares of the Acquiring Fund of equal aggregate net asset value and increase the number of authorized shares of the Acquiring Fund by an amount equal to the number of authorized shares of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund will receive that number of shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Acquired Fund immediately prior to the Reorganization.

   The transaction should not result in a taxable event to the underlying policyholders of the insurance company's separate accounts invested in the Funds.

   The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

   The Acquiring Fund is a separate diversified investment portfolio of the Company, an open-end, management investment company, whose investment objective is to seek total return on its assets from growth of capital and income. The Acquiring Fund invests primarily in equity securities of foreign companies, including exchange-traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, depositary receipts and warrants and rights relating to equity securities. The Acquired Fund, another separate diversified investment portfolio of the Company, seeks long-term capital appreciation through investment primarily in equity securities of the type described above relating to the Acquiring Fund; provided, however, that the equity securities are issued by companies in the Asia Pacific region only. The Asia Pacific region currently includes Australia, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Papua New Guinea, the People's Republic of China, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand, but the manager may change this list at its discretion.

   SSB Citi Fund Management LLC, 7 World Trade Center, New York, New York 10048 (the "Manager"), serves as investment manager to both the Acquiring Fund and the Acquired Fund. The Manager is a wholly owned subsidiary of Salomon Smith Barney Holdings, Inc., which, in turn, is a wholly owned subsidiary of Citigroup Inc.

   The investment policies of the Acquiring Fund are similar to those of the Acquired Fund. Certain differences in the investment policies of the Acquiring Fund and the Acquired Fund, however, are described under "Investment Objectives and Policies" in this Prospectus/Proxy Statement.

   This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated March 30, 2001, relating to this Prospectus/Proxy Statement and the Reorganization, has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Acquiring Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by contacting a professional services representative. The Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement.

   1. The Prospectus of Travelers Series Fund Inc. dated February 28, 2001 offering shares of the Smith Barney International All Cap Growth Portfolio and the Smith Barney Pacific Basin Portfolio (the "Prospectus") is herein incorporated in its entirety by reference and a copy accompanies this Prospectus/Proxy Statement.

   2. The Annual Report of Travelers Series Fund Inc. dated October 31, 2000 relating to the Smith Barney International All Cap Growth Portfolio (formerly, "Smith Barney International Equity Portfolio") is herein incorporated in its entirety by reference and a copy accompanies this Prospectus/Proxy Statement.

   Also accompanying this Prospectus/Proxy Statement as Exhibit A is a copy of the Plan of Reorganization (the "Plan") for the proposed transaction. The Reorganization will be accomplished pursuant to an amendment to the Company's Charter reclassifying shares of the Acquired Fund as shares of the Acquiring Fund, substantially in the form set forth as Annex I to the Plan. Any term not defined herein shall have the meaning assigned to it in the Prospectus.

                               TABLE OF CONTENTS

                                                     Page
                                                     ----
INTRODUCTION........................................    1

ADDITIONAL MATERIALS................................
                                                        2

SUMMARY.............................................
                                                        3
   Proposed Reorganization..........................    3
   Tax Consequences.................................    3
   Investment Objectives and Policies...............    4
   Comparison of Investment Objectives and Policies.    5
   Portfolio Management.............................    5
   Advisory Fees....................................    5
   Purchase of Shares...............................    5
   Redemption of Shares.............................    5
   Dividends........................................    5
   Shareholder Voting Rights........................    5

FEE TABLE...........................................
                                                        6

PRINCIPAL RISK FACTORS..............................
                                                        8

COMPARISON OF THE FUNDS.............................
                                                        9
   Financial Highlights.............................    9
   Information about each Fund......................   10
   Investment Restrictions..........................   10
   The Manager......................................   11
   Purchase of Shares...............................   11
   Redemption of Shares.............................   11
   Price of Shares..................................   11

INFORMATION ABOUT THE REORGANIZATION................   12
   Plan of Reorganization...........................   12
   Description of the Acquiring Fund's Shares.......   13
   Reasons for the Reorganization...................   13
   Federal Income Tax Consequences..................   14
   Capitalization...................................   14

INFORMATION ABOUT EACH OF THE FUNDS.................   16

VOTING INFORMATION..................................   16

LEGAL PROCEEDINGS...................................   17

LEGAL OPINIONS......................................   17

EXPERTS.............................................   17

OTHER BUSINESS......................................   18

EXHIBIT A--PLAN OF REORGANIZATION...................  A-1

ANNEX I    TRAVELERS SERIES FUND INC.
         ARTICLES OF AMENDMENT                        I-1

PART B      STATEMENT OF ADDITIONAL INFORMATION.....  B-1

PART C      OTHER INFORMATION.......................  C-1

SIGNATURES..........................................  C-4

EXHIBIT INDEX


                                 INTRODUCTION

   This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the meeting of shareholders of the Acquired Fund, a series of the Company, to be held at the offices of the Company, 7 World Trade Center, New York, New York 10048 (which is also the Company's mailing address), on April 18, 2001 at 12:00 p.m., Eastern time. The approximate mailing date of this Prospectus/Proxy Statement is March 30, 2001.

   The shares of the Company are sold only to separate accounts of insurance companies (the "Insurance Companies") in connection with variable annuity contracts and/or variable life insurance contracts (the "Contracts") issued by such companies. With respect to the proposal presented in this Prospectus/Proxy Statement, the Insurance Companies will vote the shares of the Acquired Fund held in such separate accounts based on the instructions timely received from owners of the Contracts (the "Contract Owners") having a voting interest in the Acquired Fund's shares to be voted. Each Insurance Company will also vote shares of the Acquired Fund held in such separate accounts for which no voting instructions from Contract Owners are timely received, as well as shares of the Acquired Fund which such Insurance Company owns directly, in the same proportion as those shares of the Acquired Fund for which voting instructions from the Contract Owners are timely received. In connection with the solicitation of such instructions from Contract Owners, it is expected that the Insurance Companies will furnish a copy of this Prospectus/Proxy Statement to Contract Owners and may contact them by telephone. Contract Owners providing voting instructions to Insurance Companies should consult carefully the detailed information regarding the proposal to be voted on, and the recommendations of the Company's Board of Directors, set forth in this Prospectus/Proxy Statement.

   The rights of the Insurance Companies as shareholders of record should be distinguished from the rights of a Contract Owner, which are set forth in the Contract. A Contract Owner has no interest in the shares of the Acquired Fund or the Acquiring Fund, but only in the Contract. The Contract is described in the prospectus for each Contract. That prospectus describes the relationship between increases or decreases in the net asset value of shares of the Acquired Fund and the Acquiring Fund, any distributions on such shares, and the benefits provided under a Contract. The prospectus for the Contracts also describes various fees payable to the Insurance Companies and charges to the separate accounts made by the Insurance Companies with respect to the Contracts. Because shares of the Acquired Fund and the Acquiring Fund are sold only to the Insurance Companies, the terms "shareholder of record" and "shareholders of record" in this Prospectus/Proxy Statement refer to the Insurance Companies.

   Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of the Company at the address indicated above, or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted "FOR" the proposal to approve the Plan.

   Approval of the Plan will require the affirmative vote of the shareholders of the Acquired Fund representing at least a majority of the outstanding shares entitled to vote thereon. See "Voting Information."

                             ADDITIONAL MATERIALS

   The following additional materials, which have been incorporated by reference into the Statement of Additional Information dated March 22, 2001 relating to this Prospectus/Proxy Statement and the Reorganization, will be sent (without charge) to all shareholders requesting a copy of such Statement of Additional Information.

   1. Statement of Additional Information of Travelers Series Fund Inc. dated February 28, 2001.

   2. Annual Report of Travelers Series Fund Inc. for the fiscal year ended October 31, 2000 (the "Annual Report").

                                    SUMMARY

   This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Plan and the Company's Charter amendment attached as Annex I to the Plan, the accompanying Prospectus and the Statement of Additional Information of Travelers Series Fund Inc. dated February 28, 2001, which is available upon request.

   Proposed Reorganization. The Plan provides for: (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund; (ii) the issuance of shares of the Acquiring Fund to shareholders of the Acquired Fund; and (iii) the subsequent termination of the Acquired Fund as a series of the Company in accordance with the laws of the State of Maryland. In conjunction with the Reorganization, an amendment to the Company's charter will increase the number of authorized shares of the Acquiring Fund by an amount equal to the number of authorized shares of the Acquired Fund. As a result of the Reorganization and the Charter amendment, each shareholder of the Acquired Fund will become the owner of that number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of the Acquired Fund as of the close of business on the date that the Acquired Fund's assets are exchanged for shares of the Acquiring Fund. See "Information About the Reorganization--Plan of Reorganization."

   For the reasons set forth below under "Reasons for the Reorganization," the Board of Directors of the Company, including the Directors of the Company who are not "interested persons", as that term is defined in the Investment Company Act of 1940 (the "Independent Directors"), have concluded that the Reorganization would be in the best interests of the shareholders of the Acquired Fund and that the interests of the Acquired Fund's existing shareholders will not be diluted as a result of the transaction contemplated by the Reorganization. Accordingly, the Board of Directors is submitting the Plan for approval by the Acquired Fund's shareholders and recommends its approval. The Board of Directors of the Company has reached similar conclusions with respect to the Acquiring Fund and has also approved the Reorganization in respect of the Acquiring Fund. If the Plan is not approved, the Acquired Fund will continue in existence unless other action is taken by the Board of Directors; such other action may potentially include, but not be limited to, resubmission of the Plan to shareholders or maintaining the status quo.

   Approval of the Reorganization will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund.

   Tax Consequences. No gain or loss will be recognized by the underlying policyholders of the insurance company separate accounts invested in the Funds for federal income tax purposes as a result of the Reorganization. See "Information About the Reorganization--Federal Income Tax Consequences."

   Investment Objectives and Policies. The Acquiring Fund and the Acquired Fund have similar investment objectives and policies and identical investment restrictions. The Acquiring Fund is a diversified portfolio whose investment objective is total return on its assets from growth of capital and income. It invests primarily in equity securities of foreign companies. The Acquired Fund is a diversified portfolio that seeks long-term capital appreciation through investment primarily in equity securities of countries in the Asia Pacific region. Equity securities for each Fund include exchange-traded and over-the-counter common stocks, preferred shares, debt securities convertible into equity securities, depository receipts and warrants and rights relating to equity securities. The Asia Pacific region currently includes Australia, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Papua New Guinea, the People's Republic of China, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand, but the Manager may change this list at its discretion. For a discussion of the differences between the investment policies of the Acquiring Fund and the Acquired Fund, see "Comparison of Investment Objectives and Policies."

   Comparison of Investment Objectives and Policies. Unlike the Acquiring Fund's total return objective, the Acquired Fund's investment objectives do not include an income component. There are also some differences between the investment policies that the two Funds pursue to fulfill their investment objectives. The primary differences between the Funds' investment policies relate to the fact that the Acquiring Fund's investments are spread across all international markets, while the Acquired Fund's investments are limited to the Asia Pacific region.

   The Manager of the Acquired Fund emphasizes individual security selection while allocating the Fund's investments among companies in the Asia Pacific region. Companies in which the Fund invests may have large, mid or small size market capitalizations and may operate in any market sector. Depending on the Manager's assessment of long-term growth potential, the Fund's emphasis among Asia Pacific regional markets and issuers may vary.

   The Manager considers a company to be in the Asia Pacific region if its securities trade on exchanges in the Asia Pacific region, it generates at least half of its revenue from the Asia Pacific region, or it is organized under the laws of an Asia Pacific region country. The Acquired Fund will normally invest at least 80% of its total assets in equity securities of companies in the Asia Pacific region. The Fund may also invest up to 20% of its total assets in debt securities that will generally be rated investment grade at the time of purchase and other types of investments.

   The Manager of the Acquiring Fund emphasizes individual security selection while diversifying the Fund's investments across regions and countries, which diversification can help to reduce risk. While the Manager selects investments primarily for their capital appreciation potential, some investments have an income component as well. Companies in which the Acquiring Fund invests may have large, mid or small size market capitalizations and may operate in any market sector. Market conditions around the world change constantly as does the location of potential investment opportunities. Depending on the Manager's assessment of overseas potential for long-term growth, the Fund's emphasis among foreign markets and types of issuers may vary.

   Under normal market conditions, the Acquiring Fund invests at least 80% of its assets in a diversified portfolio of equity securities and may invest up to 20% of its assets in debt securities of any credit quality or maturity (consisting of securities issuers in the Eurocurrency markets or obligations of the United States or foreign governments and their political sub-divisions) or established non-United States issuers. In seeking to achieve its objective, the Acquiring Fund invests its assets primarily in common stocks of foreign companies which, in the opinion of the Manager, have potential for growth of capital.

   The Acquiring Fund will generally invest its assets broadly among countries and will normally have represented in the portfolio business activities in not less than three different countries. The Fund will generally invest at least 80% of its assets in companies organized or governments located in any area of the world other than the United States. Concentration of the Fund's assets in one or a few countries or currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated.

   Each of the Funds may enter into reverse repurchase agreements with broker/dealers and other financial institutions up to 5% of its net assets.

   The Manager believes that there are no differences between the investment policies of the Funds and no differences in the regulations under the Investment Company Act of 1940 ("1940 Act") applicable to both Funds that would require the sale of any securities of the Acquired Fund because of the Reorganization. If such a sale were required, however, the Manager would pay all costs associated with such sale.

   Portfolio Management. SSB Citi Fund Management LLC ("SSB Citi" or the "Manager"), a wholly owned subsidiary of Citigroup, Inc., serves as the investment manager to each Fund. James Conheady and Jeffrey Russell are the portfolio managers of the Acquiring Fund and David Ishibashi is the portfolio manager of the Acquired Fund. James Conheady and Jeffrey Russell are expected to serve as portfolio managers of the Combined Fund after the Reorganizations. See "Comparison of the Funds--The Manager."

   Advisory Fees. Each Fund pays SSB Citi a monthly fee at the annual rate of .90% of its average daily net assets.

   Purchase of Shares. The purchase procedures for shares of each Fund are identical. See "Comparison of Funds--Purchase of Shares."

   Redemption of Shares. The redemption procedures for shares of each Fund are identical. See "Comparison of the Funds--Redemption of Shares."

   Dividends. Each Fund intends at least annually to declare and make distributions of substantially all of its taxable income and net taxable capital gains to shareholders. With respect to both Funds, dividends and capital gains distributions will be reinvested automatically in additional shares of the same class at net asset value. See "Dividends, Distributions and Taxes" in the accompanying Prospectus of the Acquiring Fund.

   Shareholder Voting Rights. The Company is registered with the SEC as an open-end management investment company. The Acquiring Fund and the Acquired Fund are both separate series of the Company, a Maryland corporation. Shareholders of both funds have comparable voting rights. The Company is not required to hold shareholder meetings annually, although shareholder meetings may be called for the Company as a whole, or a specific fund, for purposes such as electing or removing directors, changing fundamental policies or approving a management contract.

   Shareholders of the Acquired Fund may redeem their shares at net asset value prior to the date of the Reorganization.

                                   FEE TABLE

   The table below provides information about the fees and expenses of each Fund as of October 31, 2000 and, assuming the Reorganization had taken place on such date, the estimated annualized fees and expenses of the Pro Forma Combined Fund.

                                                                          Actual
                                                                  -----------------------    Pro Forma
                                                                   Acquired    Acquiring      Combined
                                                                  Fund Shares Fund Shares Fund/(b)/ Shares
                                                                  ----------- ----------- ----------------
SHAREHOLDER FEES
(fees paid directly from a shareholder's investment):/(a)/

Maximum Sales Charge (Load) imposed on purchases (as a percentage
  of offering price).............................................        None        None             None
Maximum Deferred Sales Charge (Load) (as a percentage of original
  purchase price or redemption proceeds, whichever is lower).....        None        None             None
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments....        None        None             None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund Assets):

Investment Advisory Fees.........................................        .90%        .90%             .90%
Distribution and/or Service (12b-1) Fees.........................        None        None             None
Other Expenses...................................................        .38%        .08%             .08%
Total Annual Fund Operating Expenses.............................       1.28%        .98%             .98%

--------
/(a)/ The foregoing fees and expenses do not reflect the fees and expenses associated with the variable contracts for which the Funds serve as investment vehicles. None of the fees or expenses associated with the variable contracts will change as a result of the Reorganization.

/(b)/ Assumes that the Reorganization took place on October 31, 2000.

   The foregoing Pro Forma Fee Table and the Examples below are intended to assist investors in understanding the costs and expenses that an Acquired Fund shareholder and an Acquiring Fund shareholder bears directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization.

Examples:

   These examples assume that a shareholder invests $10,000 in the relevant Fund for the time periods indicated, that the investment has a 5% return each year, and that each Fund's operating expenses remain the same. Although a shareholder's actual costs may be higher or lower, based on these assumptions your costs would be:

   Cumulative Expenses Paid on Share of each Fund for the Periods Indicated:
                         (with or without redemption)

                   1 Year 3 Years 5 Years 10 Years
                   ------ ------- ------- --------
Acquired Fund.....   $130    $406    $702   $1,545
Acquiring Fund....   $100    $312    $542   $1,201
Combined Fund/(a)/   $100    $312    $542   $1,201

--------
/(a)/ Assumes that the Reorganization took place on October 31, 2000.

   Examples set forth above assume reinvestment of all dividends and utilize a 5% annual rate of return as mandated by SEC regulations. The Examples should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of these Examples.

                            PRINCIPAL RISK FACTORS

   Although the investment objectives and policies of the Acquiring Fund and the Acquired Fund are similar, there are some differences in the investment risks. Because the Acquiring Fund spreads its investments across many international markets, the Acquiring Fund's volatility should be less than if it invested in a single region. Also while each of the Funds can invest up to 20% of its assets in debt securities, the Acquired Fund generally will invest in such securities if at the time of purchase they are rated at least investment grade. On the other hand, the Acquiring Fund can invest in debt securities without restriction as to credit quality or maturity. Because the Acquiring Fund may invest in securities rated below investment grade, it is subject to special risks, including a greater risk of loss of principal and non-payment of interest.
   The risks of the Acquiring Fund are generally those typically associated with investing in foreign securities. The following is a summary of the principal risk factors associated with investing in shares of the Acquiring Fund. This summary is qualified in its entirety by the accompanying Prospectus.

   Investors could lose money on their investment in the Acquiring Fund, or the Acquiring Fund may not perform as well as other investments, if:

    .  Foreign securities prices decline;

    . Adverse governmental action or political, economic or market instability occurs in a foreign country;

    . The currency in which a security is priced declines in value relative to the U.S. dollar;

    . The manager's judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect.

   Many foreign countries in which the Acquiring Fund invests have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than those in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of emerging markets.

   In Europe, Economic and Monetary Union ("EMU") and the introduction of a single currency began on January 1, 1999. There are significant political and economic risks associated with EMU, which may increase the volatility of the Acquiring Fund's European investments and present valuation problems.

                            COMPARISON OF THE FUNDS

Financial Highlights

   The following Financial Highlights tables are intended to help you understand each Fund's financial performance for the five years ended October 31, 2000. Certain information reflects financial results for a single share. The total returns in the tables represent the rate an investor would have earned on an investment in shares of each Fund (assuming reinvestment of all dividends). This information has been audited by KPMG LLP, whose report, along with each Fund's 2000 financial statements, is included in the Company's annual report to shareholders, which accompanies this Prospectus/Proxy Statement.

   For a share of capital stock outstanding throughout each year ended October 31, except where noted:

                                                             Acquiring Fund
                                                ------------------------------------------
                                                2000/(1)/  1999     1998    1997    1996
                                                 -------  ------   ------  ------  ------
Net Asset Value, Beginning of Year               $16.92   $12.60  $13.23   $12.18  $10.48
Income (Loss) from Operations:
   Net Investment Income.......................    0.02     0.02    0.05     0.01    0.02
   Net realized and unrealized gain (loss).....    1.71     4.35   (0.68)    1.05    1.69
                                                -------   ------  ------   ------  ------
       Total Income (Loss) from Operations.....    1.73     4.37   (0.63)    1.06    1.71
                                                -------   ------  ------   ------  ------
Less Distributions From:
   Net Investment Income.......................   (0.13)   (0.05)     --    (0.01)  (0.01)
                                                -------   ------  ------   ------  ------
       Total Distributions.....................   (0.13)   (0.05)     --    (0.01)  (0.01)
                                                -------   ------  ------   ------  ------
Net Asset Value, End of Year...................  $18.52   $16.92  $12.60   $13.23  $12.18
                                                -------   ------  ------   ------  ------
Total Return...................................   10.18%   34.73%  (4.76)%   8.73%  16.36%
                                                -------   ------  ------   ------  ------
Net Assets, End of Year (millions).............  $  462   $  309  $  224   $  219  $  143
                                                -------   ------  ------   ------  ------
Ratios to Average Net Assets:
   Expenses/(2)/...............................    0.98%    1.00%   1.00%    1.01%   1.10%
   Net investment income.......................    0.11     0.16    0.37     0.09    0.23
                                                -------   ------  ------   ------  ------
Portfolio Turnover Rate........................      15%      36%     34%      38%     41%
                                                =======   ======  ======   ======  ======

--------
/(1)/ Per share amounts have been calculated using the monthly average shares method.
/(2)/ During the year ended October 31, 1996, the Portfolio had earned credits from the custodian which reduced service fees incurred. When the credits are taken into consideration the expense ratio is 1.05%.

                                                                Acquired Fund
                                                ---------------------------------------------
                                                2000/(1)/  1999     1998      1997     1996
                                                 -------  ------   -------   -------  ------
Net Asset Value, Beginning of Year............. $ 11.77   $ 6.81  $  8.04   $  9.75   $ 8.95
Income (Loss) from Operations:
   Net Investment Income (loss)/(2)/...........   (0.10)   (0.14)   (0.00)*   (0.01)    0.08
   Net realized and unrealized gain (loss).....   (3.67)    5.10    (1.14)    (1.64)    0.75
                                                -------   ------  -------   -------   ------
       Total Income (Loss) from Operations.....   (3.77)    4.96    (1.14)    (1.65)    0.83
                                                -------   ------  -------   -------   ------
Less Distributions From:
   Net Investment Income.......................   (0.03)      --    (0.09)    (0.06)   (0.03)
                                                -------   ------  -------   -------   ------
       Total Distributions.....................   (0.03)      --    (0.09)    (0.06)   (0.03)
                                                -------   ------  -------   -------   ------
Net Asset Value, End of Year................... $  7.97   $11.77  $  6.81   $  8.04   $ 9.75
                                                -------   ------  -------   -------   ------
Total Return...................................  (32.07)%  72.83%  (14.09)%  (17.02)%   9.26%
                                                -------   ------  -------   -------   ------
Net Assets, End of Year (millions)............. $    14   $   25  $    13   $    18   $   17
                                                -------   ------  -------   -------   ------
Ratios to Average Net Assets:
   Expenses/(2)/...............................    1.28%    1.30%    1.56%     1.38%    1.34%
   Net investment income (loss)................   (0.84)   (0.29)   (0.03)    (0.08)    0.47
                                                -------   ------  -------   -------   ------
Portfolio Turnover Rate........................      70%      99%     136%      156%      59%
                                                =======   ======  =======   =======   ======

--------
/(1)/ Per share amounts have been calculated using the monthly average shares method.
/(2)/ The Manager waived all or part of its fees for the year ended October 31, 1996. If such fees were not waived, the effect on the net investment income and the expense ratio would have been as follows:

     Per Share Decrease    Expense Ratio
     to Net Investment  Without Fee Waiver
           Income       and Custody Credits
     ------------------ ------------------
1996              $0.02               1.58%

      In addition, during the year ended October 31, 1996, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration the expense ratio is 1.17%.

*   Amount represents less than $0.01.

Information about each Fund

   The Prospectus and Annual Report have been delivered with this Prospectus/Proxy Statement and are incorporated herein by reference. Information about each Fund's investment objective and policies can be found under the heading "Investments, Risk and Performance" in the Prospectus.

Investment Restrictions

   The Funds have identical investment restrictions. For a complete discussion of the Funds' investment restrictions, see "Investment Restrictions" in the Company's Statement of Additional Information dated February 28, 2001.

The Manager

   SSB Citi Fund Management LLC ("SSB Citi" or the "Manager"), a wholly owned subsidiary of Citigroup, Inc. serves as the investment manager to each Fund. Each Fund pays SSB Citi a monthly fee at the annual rate of .90% of its average daily net assets. James Conheady and Jeffrey Russell are the portfolio managers of the Acquiring Fund and David Ishibashi is the portfolio manager of the Acquired Fund. James Conheady and Jeffrey Russell are expected to serve as portfolio managers of the Combined Fund after the Reorganizations.

   SSB Citi is located at 7 World Trade Center, New York, New York 10048. SSB Citi acts as investment manager to investment companies having aggregate assets of approximately $146 billion as of January 31, 2001. By written agreement, research and other departments and staff of Salomon Smith Barney, Inc. ("Salomon Smith Barney") will furnish SSB Citi with information, advice and assistance, and will be available for consultation on the Funds. Thus, Salomon Smith Barney may also be considered an investment adviser to the Company. Salomon Smith Barney's services are paid for by SSB Citi; there is no charge to the Company for such services.

Purchase of Shares

   Shares of the Funds are available only through the purchase of variable annuity or variable life insurance contracts issued by Insurance Companies through their separate accounts.

Redemption of Shares

   The redemption price of the shares of each Fund will be the net asset value next determined after receipt by the Fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The Fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange ("NYSE") is closed as permitted by the SEC in extraordinary circumstances.

Price of Shares

   Each Fund's net asset value is the value of its assets minus its liabilities. Each Fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, each Fund accelerates the calculation of its net asset value to the actual closing time.

   Each Fund generally values its securities based on market prices or quotations. To the extent a Fund holds securities denominated in a foreign currency, the Fund's currency conversions are done when the London stock exchange closes, which is noon Eastern time. When reliable market prices or quotations are not readily available, or when the Manager believes that they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the Funds may price those securities at fair value. Fair value is determined in accordance with procedures approved by the Fund's board. A Fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.

   International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the Fund could change on days when Fund shares may not be purchased or redeemed.

                     INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization

   The following summary of the Plan is qualified in its entirety by reference to the Plan (Exhibit A hereto). The Plan provides that the Acquiring Fund will acquire all of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of liabilities of the Acquired Fund on May 1, 2001 or such other date as may be agreed upon pursuant to the terms of the Plan (the "Closing Date").

   Prior to the Closing Date, the Acquired Fund will endeavor to discharge all of its known liabilities and obligations. The number of full and fractional shares to be issued to the Acquired Fund shareholders will be determined on the basis of the relative net asset values of the Acquiring Fund's shares and the Acquired Fund's shares. The net asset value per share of each Fund will be determined by dividing assets, less liabilities, by the total number of the Fund's outstanding shares. In conjunction with the Reorganization, an amendment to the Company's charter will reclassify the Acquired Fund's shares as Acquiring Fund shares of equal aggregate net asset value and increase the number of authorized shares of the Acquiring Fund by an amount equal to the number of authorized shares of the Acquired Fund.

   The Acquired Fund and the Acquiring Fund will utilize the procedures set forth in the Prospectus to determine the value of their respective portfolio securities and to determine the aggregate value of each Fund's portfolio. The methods of valuation will also be consistent with the requirements of Rule 22c-1 under the 1940 Act and the interpretations of such rule by the SEC's Division of Investment Management.

   Prior to the Closing Date, dividends on the Acquired Fund's shares, consisting of substantially all of the Acquired Fund's undistributed taxable net investment income and undistributed taxable capital gains will be paid to the shareholders of record as of the close of business on the third business day prior to the Closing Date, payable on the Closing Date, with proceeds being immediately reinvested in accordance with the Prospectus on the date that the dividend is paid, in additional shares at the net asset value per share next determined and includable in gross income of the separate accounts holding such shares.

   On the Closing Date or as soon thereafter as conveniently practicable, the Acquired Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of the Acquiring Fund received by the Acquired Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Acquired Fund's shareholders on the share records of the Acquiring Fund's transfer agent. Each account will represent the respective pro rata number of full and fractional shares of the Acquiring Fund due to each of the Acquired Fund's shareholders.

   The consummation of the Reorganization is subject to the conditions set forth in the Plan. The Plan may be abandoned at any time prior to the Closing Date upon the vote of a majority of the Board of Directors of the Company. In addition, at any time prior to or after approval of the Plan, the Company may amend any provisions of the Plan upon authorization of the Company's Board of Directors, with or without shareholder approval.

   Approval of the Plan will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund. If the Reorganization is not approved by shareholders of the Acquired Fund, the Board of Directors of the Company will consider courses of action available to it, including re-submitting the Reorganization proposal to shareholders.

Description of the Acquiring Fund's Shares

   Each share of the Acquiring Fund represents a proportional interest in the Acquiring Fund's investment portfolio. For a complete description of the Acquiring Fund's shares, please see "Share Transactions," in the Prospectus, which was mailed herewith.

Reasons for the Reorganization

   The Board of Directors of the Company has determined that it is in the best interest of the Funds' shareholders to combine the Acquired Fund with the Acquiring Fund. The Funds have generally similar investment objectives and policies and have the same investment adviser, distributor, transfer agent and Board of Directors. In reaching this conclusion, the Board considered a number of factors as described below.

   The Board of Directors also considered that the Reorganization would permit the shareholders of the Acquired Fund to pursue similar investment goals in a larger fund that has had higher historical performance since the common inception date of both Funds (as shown under "Comparison of the Funds--Purchase of Shares"). A larger fund should enhance the ability of the Manager to effect portfolio transactions on more favorable terms and give the Manager greater flexibility and the ability to select a larger number of portfolio securities for the Acquiring Fund, with the attendant benefit of increased diversification. In addition, the larger aggregate asset base would result in lower overall expense ratios for the Acquired Fund's shareholders through the spreading of both fixed and variable costs of operations over a larger asset base. As a general rule, economies of scale can be expected to be realized with respect to fixed expenses, such as costs of printing and fees for professional services, although expenses that are based on the value of assets or the number of shareholder accounts, such as custody fees, would be largely unaffected by the Reorganization.

   Management has also taken into account the fact that the annuity contracts are limited in the number of funds they can offer and it therefore is necessary to merge or restructure several funds that are small or have limited distribution potential across contracts and channels.

   Information regarding operating expenses of the Acquired Fund and the Acquiring Fund for the fiscal year ended October 31, 2000 is included under the caption "Fee Tables" in this Prospectus/Proxy Statement.

   The Board also considered, among other things, the terms and conditions of the Reorganization and the comparative investment performance of the Funds. In addition, the Board was advised that the Reorganization would not result in a taxable event to the underlying policyholders of the insurance company separate accounts.

   In light of the foregoing, the Board of Directors of the Company, including the Independent Directors, has determined that it is in the best interests of the Acquired Fund and its shareholders to combine with the Acquiring Fund. The Board of Directors has also determined that a combination of the Acquired Fund and the Acquiring Fund would not result in a dilution of the interests of the Acquired Fund's shareholders and that the Reorganization would be effected as a tax-free reorganization. Accordingly, the Board of Directors, including a majority of the Independent Directors, has determined that the Reorganization is in the best interests of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's shareholders would not be diluted as a result of the Reorganization.

Federal Income Tax Consequences

   Based on certain factual representations made by the Acquired Fund and the Acquiring Fund, Sutherland, Asbill & Brennan LLP, as tax counsel to the Acquired Fund, has advised the Acquired Fund and the Acquiring

Fund that the Reorganization of the Acquired Fund will satisfy all of the requirements to be treated as a reorganization under section 368(a) of the Internal Revenue Code (the "Code"), with the exception of the "continuity of business enterprise" requirement. In order to satisfy that requirement, the Acquiring Fund must either continue the historic business of the Acquired Fund or use a significant portion of the Acquired Fund's historic business assets in a business. The Company is not in a position to represent that the Acquiring Fund will satisfy either requirement. As a result, Sutherland, Asbill & Brennan LLP is unable to render an opinion as to whether the Reorganization of the Acquired Fund will constitute a tax-free reorganization under section 368(a) of the Code. If, in fact, the Acquiring Portfolio does satisfy at least one of those tests with respect to the Reorganization, the Reorganization will be a tax-free reorganization under section 368(a).

   As described below, moreover, the federal income tax consequences to the Acquired Fund and its shareholders, as well as to owners of variable contracts that are based on the investment performance of the Acquired Fund, should generally be the same whether or not the Reorganization constitutes a reorganization under section 368(a).

   While the Acquired Fund and the Acquiring Fund are not aware of any adverse state or local tax consequences of the proposed Reorganization, they have not requested any ruling or opinion with respect to such consequences and shareholders and owners of variable contracts may wish to consult their own tax advisors with respect to such matters.

   Tax consequences of treatment as a reorganization under section 368(a). If the Reorganization of the Acquired Fund constitutes a tax-free reorganization under section 368(a) of the Code, the Acquired Fund and the Acquiring Fund will each be a party to a reorganization within the meaning of section 368(b) of the Code, and, for federal income tax purposes: (i) no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund solely in exchange for shares and the assumption by the Acquiring Fund of liabilities of the Acquired Fund or upon the distribution of such shares to that Acquired Fund's shareholders in exchange for their shares of the Acquiring Fund; (ii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; (iii) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (iv) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (v) no gain or loss will be recognized by the shareholders of the Acquired Fund upon the receipt of Acquiring Fund shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vi) the basis of the Acquiring Fund shares received by the shareholders of the Acquired Fund will be, in the aggregate, the same as the basis, in the aggregate, of the shares of the Acquired Fund exchanged therefor; and (vii) the holding period of the Acquiring Fund shares received by the shareholders of the Acquired Fund will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of the shareholders of the Acquired Fund.

   Tax consequences if the Reorganization does not constitute a reorganization under section 368(a). If the Reorganization of the Acquired Fund does not constitute a tax-free reorganization under section 368(a) of the Code, the Acquired Fund will recognize gain or loss on the transfer of its assets to the Acquiring Fund as if it had disposed of these assets for an amount of cash equal to the value of the Acquiring Fund shares received in the exchange, plus the amount of any liabilities of the Acquired Fund assumed by the Acquiring Fund. However, so long as the Acquired Fund qualifies as a regulated investment company under section 851 of the Code for its taxable year ending on the Closing Date and makes all distributions in accordance with the timing requirements imposed by the Code, it will not have any federal income tax liability.

   In addition, pursuant to section 817 of the Code, to the extent that an insurance company shareholder of the Acquired Fund holds its Acquired Fund shares in a separate account to fund benefits under variable contracts, its basis in the shares will generally be equal to the fair market value of the shares. Consequently, the exchange of Acquired Fund shares for the Acquiring Fund shares should not cause such a shareholder to realize any taxable gain or loss.

   Finally, in either case, the owner of a variable contract will not recognize gain or loss on the Reorganization of the Acquired Fund because such an owner is not considered to own the shares of the Acquired Fund or the Acquiring Fund for federal income tax purposes.

Capitalization

   The following table shows the capitalization of the Acquiring Fund and the Acquired Fund as of January 31, 2001, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value.

                                              Acquired   Pro Forma for
                              Acquiring Fund    Fund     Reorganization
                               (Unaudited)   (Unaudited)  (Unaudited)
                              -------------- ----------- --------------
                               (In thousands, except per share values)
Shares:......................
   Net assets................   $426,416,936 $11,910,929   $438,327,865
   Net asset value per share.   $      17.84 $      7.35   $      17.84
   Shares outstanding........     23,902,380   1,619,877     24,570,033

   All shares of the Funds are owned of record by insurance company separate accounts for the benefit of variable contract owners. No variable contract owner had as of February 9, 2001, voting authority over as much as 5% of either Fund's shares. The insurance company separate accounts that own shares of the Funds do not have an economic interest in the Funds.

   Because all shares of the Funds are owned of record by insurance company separate accounts as of the Record Date, the officers and Directors of the Company as a group owned none of the outstanding shares of the Funds. To the best knowledge of the Directors of the Company, as of February 9, 2001, no shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act")), except as set forth in the table below, owned of record more than 5% of the outstanding shares of either of the Funds. As of February 15, 2001, the net asset value of the Acquired Fund did not exceed 10% of the Acquiring Fund's net asset value; thus, pursuant to item 14(a)(2) of Form N-14, pro forma financial statements have not been prepared.

                                                             Upon
                                              As of      Consummation
                                           February 16,     of the
                  Name and Address             2001     Reorganization
                  ----------------         ------------ --------------
          Acquiring Fund:
                                              48.2%         46.9%
          Travelers Insurance Company
          Attn: Shareholder Accounting
          One Tower Square
          Hartford, CT 06183

          Travelers Life & Annuity Company    42.6%         41.5%
          Attn: Shareholder Accounting
          One Tower Square
          Hartford, CT 06183

          Equitable Life of Iowa               9.1%          8.9%
          Prime Elite
          Attn: Gina Keck MSI
          604 Locust Street
          Des Moines, IA 50306

          Acquired Fund:                      55.9%          1.5%

          Travelers Insurance Company
          Attn: Shareholder Accounting
          One Tower Square
          Hartford, CT 06183

          Travelers Life & Annuity Company    44.1%          1.2%
          Attn: Shareholder Accounting
          One Tower Square
          Hartford, CT 06183

                      INFORMATION ABOUT EACH OF THE FUNDS

   The Prospectus and Annual Report have been delivered with this Prospectus/Proxy Statement and are incorporated herein by reference. Information regarding each Fund's "Investments, Risk and Performance," "Dividends, Distributions and Taxes," "More on the Funds' Investments and Related Risks," "Management" and "Financial Highlights" may be found under such headings in the Prospectus. For information regarding Management's Discussion of Fund Performance of each Fund, please refer to the Annual Report that accompanies this Prospectus/Proxy Statement. Other shareholder reports and other information can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

                              VOTING INFORMATION

   This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of the Company to be used at a Special Meeting of Shareholders of the Acquired Fund to be held at 12 p.m. on April 18, 2001 at 7 World Trade Center, New York, New York 10048 and at any adjournment or adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the Acquired Fund on or about March 30, 2001. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of one-third of the shares of the Acquired Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present, but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining approval of the Plan. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR approval of the proposed Reorganization and FOR approval of any matters deemed appropriate by the proxy holders. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the Acquired Fund, Christina T. Sydor, Esq., 7 World Trade Center, New York, New York 10048. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

   Approval of the Plan will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund. Shareholders of the Acquired Fund are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.

   Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone or personal interviews conducted by officers and service contractors of the Acquiring Fund. If the Acquired Fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Although a shareholder's vote may be taken by telephone, each shareholder will receive a copy of this Prospectus/Proxy Statement and may vote by mail using the enclosed proxy card. The aggregate cost of solicitation of the shareholders of the Acquired Fund is expected to be approximately $20,000. Expenses of the Reorganization, including the costs of proxy solicitation and the preparation of enclosures to the Prospectus/Proxy Statement, reimbursement of expenses of forwarding solicitation material to beneficial owners of shares of the Acquired Fund and expenses incurred in connection with the preparation of this Prospectus/Proxy Statement will be borne by ALAMO Direct Mail Svc, Inc., an affiliate of Salomon Smith Barney.

   In the event that a quorum necessary for a shareholders' meeting is not present or sufficient votes to approve the Reorganization are not received by April 18, 2001, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon a decision to adjourn the Meeting.

   The votes of the shareholders of the Acquiring Fund are not being solicited by this Prospectus/Proxy Statement.

                               LEGAL PROCEEDINGS

   There are no material legal proceedings to which the Company, with respect to either Fund, is a party.

                                LEGAL OPINIONS

   Certain legal matters in connection with the Reorganization will be passed upon for the Company by Sullivan & Cromwell, 125 Broad Street, New York, New York 10004. Sullivan & Cromwell will rely as to certain matters of Maryland law on the opinion of Venable, Baetjer and Howard, LLP.

                                    EXPERTS

   The financial highlights of the Acquired Fund and the Acquiring Fund included in this Prospectus/Proxy Statement have been so included in reliance on the reports of KPMG LLP, independent auditors, given on their authority as experts in accounting and auditing. The principal business address of KPMG LLP is 757 Third Avenue, New York, New York 10017. KPMG LLP is expected to serve as the independent auditors for the Combined Fund after the Reorganization.

                                OTHER BUSINESS

   The Directors of the Travelers Series Fund Inc. do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

   The Board of Directors of the Travelers Series Fund Inc., including the Independent Directors, unanimously recommends approval of the Plan, and any unmarked proxies without instructions to the contrary will be voted in favor of the Plan.

                                                                       EXHIBIT A

                            PLAN OF REORGANIZATION

   THIS PLAN OF REORGANIZATION (this "Plan") is dated as of this 14th day of February 2001, and has been adopted by the Board of Directors of Travelers Series Fund Inc. (the "Company") to provide for the reorganization of its Smith Barney Pacific Basin Portfolio (the "Acquired Fund") into its Smith Barney International All Cap Growth Portfolio, formerly "Smith Barney International Equity Fund" (the "Acquiring Fund").

A. BACKGROUND

   The Acquired Fund and the Acquiring Fund (individually, a "Fund" and collectively, the "Funds") are separate investment portfolios of the Company. The Company is organized as a Maryland corporation and is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Board of Directors of the Company has determined that it is in the best interests of the Acquired Fund and its shareholders to be reorganized through the transfer of all of the Acquired Fund's assets and liabilities to the Acquiring Fund upon the terms set forth in this Plan (the "Reorganization").

B. THE REORGANIZATION

   1. Prior to the Closing Date (as defined below in Section 6 of this Article
B), the Company will execute and file Articles of Amendment to the Company's Charter with the Maryland State Department of Assessments and Taxation in substantially the form attached hereto as Annex I, which Articles of Amendment will, effective as of the Closing Date: (a) reclassify all of the Company's issued and outstanding shares of Common Stock of the Acquired Fund as shares of Common Stock of equal aggregate value of the Acquiring Fund; and (b) reclassify all of the authorized and unissued Common Stock of the Acquired Fund as authorized and unissued Common Stock of the Acquiring Fund.

   2. At the Closing Date, all property of every description, and all interests, rights, privileges and powers of the Acquired Fund, subject to all liabilities of the Acquired Fund, whether accrued, absolute, contingent or otherwise (such assets subject to such liabilities are herein referred to as the "Assets") will be transferred and conveyed by the Acquired Fund to the Acquiring Fund and will be assumed by the Acquiring Fund, such that at and after the Closing Date, the Assets of the Acquired Fund will become and be the Assets of the Acquiring Fund. In exchange for the transfer of the Assets of the Acquired Fund and in order to accomplish the reclassification of shares as described above in Section 1 of this Article B, the Acquiring Fund will contemporaneously issue to shareholders of the Acquired Fund full and fractional shares of the Acquiring Fund (as contemplated by Section 4 of this Article B) having an aggregate net asset value equal to the value of the Assets of the Acquired Fund. For purposes of effecting such exchange, the value of the Assets of the Acquired Fund and the net asset value of the shares of the Acquiring Fund shall be determined as of the close of regular trading on the New York Stock Exchange on April 27, 2001 or at such other time as may be determined by the Board of Directors or an authorized officer of the Company. Such values shall be computed in the manner set forth in the applicable Fund's then current prospectus under the Securities Act of 1933. At and after the Closing Date, all debts, liabilities, obligations and duties of the Acquired Fund will attach to the Acquiring Fund as aforesaid and may thenceforth be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund.

   3. Prior to the Closing Date, dividends on the Acquired Fund's shares, consisting of substantially all of the Acquired Fund's undistributed taxable net investment income and undistributed taxable capital gains will be declared as of the first business day prior to the Closing Date, with proceeds being immediately reinvested in accordance with the Acquired Fund's current Prospectus, on the date that the dividend is paid, in additional shares at the net asset value per share next determined and includable in gross income of the separate accounts holding such shares.

   4. At the Closing Date, the Company will liquidate the Acquired Fund and issue full and fractional shares of the Acquiring Fund to the Acquired Fund's shareholders, such that the shares of the Acquiring Fund that are distributed to a shareholder of the Acquired Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund held by such shareholder immediately prior to the Closing Date. In addition, each shareholder of the Acquired Fund will have the right to receive any unpaid dividends or other distributions that were declared before the Closing Date with respect to the shares of the Acquired Fund held by such shareholder immediately prior to the Closing Date.

   5. The stock transfer books of the Company with respect to the Acquired Fund will be permanently closed as of the close of business on the day immediately preceding the Closing Date. Redemption requests received thereafter by the Company with respect to the Acquired Fund will be deemed to be redemption requests for shares of the Acquiring Fund issued pursuant to this Plan. If any shares of the Acquired Fund are represented by a share certificate, the certificate must be surrendered to the Company's transfer agent for cancellation before the Acquiring Fund shares issuable to the shareholder pursuant to this Plan will be redeemed.

   6. The Closing Date for purposes of this Plan shall be the close of business on April 27, 2001 or at such other time as may be determined by the Board of Directors or an authorized officer of the Company.

C. ACTIONS BY SHAREHOLDERS OF THE ACQUIRED FUND

   Prior to the Closing Date and as a condition thereto, the Board of Directors of the Company will call, and the Company will hold, a meeting of the shareholders of the Acquired Fund to consider and vote upon:

      1. Approval of this Plan and the implementing charter amendment reclassifying shares of the Acquired Fund into shares of the Acquiring Fund and the transactions contemplated hereby; and

      2. Such other matters as may be determined by the Board of Directors of the Company.

D. CONDITIONS OF THE REORGANIZATION

   Consummation of this Plan will be subject to:

      1. The approval of the matters referred to in Article C of this Plan by the shareholders of the Acquired Fund in the manner required by law and otherwise deemed necessary or advisable by the Board of Directors of the Company; and

      2. The following additional conditions:

          (a) The Company will have received an opinion of Sullivan & Cromwell based upon customary representations and assumptions and to the effect that the shares of the Acquiring Fund issued pursuant to this Plan will, when issued in accordance with the provisions hereof, be validly issued, fully paid and non-assessable; and

          (b) All necessary approvals, registrations and exemptions required under federal and state laws will have been obtained.

E. MISCELLANEOUS

   1. This Plan and the transactions contemplated hereby will be governed and construed in accordance with the laws of the State of Maryland.

   2. This Plan and the transactions contemplated hereby may be abandoned at any time for any reason prior to the Closing Date upon the vote of a majority of the Board of Directors of the Company.

   3. At any time prior to or (to the fullest extent permitted by law) after approval of this Plan by the shareholders of the Acquired Fund, the Company may, upon authorization by the Board of Directors and with or without the approval of shareholders of the Acquired Fund, amend any of the provisions of this Plan.

   4. The expenses incurred in connection with the Reorganization will be borne by an affiliate of Salomon Smith Barney, Inc.

   5. The Company, by consent of its Board of Directors or an officer authorized by such Board of Directors, may waive any condition to the obligations of the Acquired Fund or the Acquiring Fund hereunder if, in its or such officer's judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the shareholders of the Acquiring Fund.

                                                                         ANNEX I

                          TRAVELERS SERIES FUND INC.

                             ARTICLES OF AMENDMENT

   TRAVELERS SERIES FUND INC., a Maryland corporation having its principal office in the City of Baltimore, Maryland (the "Company"), certifies to the State Department of Assessments and Taxation that:

   FIRST: The Charter of the Company is amended by (i) reclassifying all of the shares of the Company's Smith Barney Pacific Basin Portfolio ("Pacific Basin Portfolio") as shares of the Company's Smith Barney International All Cap Growth Portfolio ("Growth Portfolio"); and (ii) increasing the number of authorized shares of the Growth Portfolio by 250,000,000 shares.

   SECOND: Upon effectiveness of these Articles of Amendment:

      (a) All of the assets and liabilities belonging to the Company's Pacific Basin Portfolio shall be conveyed, transferred and delivered to the Company's Growth Portfolio and shall thereupon become and be assets and liabilities belonging to the Growth Portfolio;

      (b) Each issued and outstanding share of the Company's Pacific Basin Portfolio will automatically, and without the need of any further act or deed, be reclassified and changed to that number of full and fractional issued and outstanding share(s) of the Company's Growth Portfolio having an aggregate net asset value equal to the net asset value of a Pacific Basin Portfolio share being reclassified and changed, such net asset values to be determined as of the close of regular trading on the New York Stock Exchange on the effective date of these Articles of Amendment;

      (c) Each unissued share (or fraction thereof) of the Company's Pacific Basin Portfolio will automatically, and without the need for any further act or deed, be reclassified and changed to such number of unissued Growth Portfolio shares as shall result, as of the effective time of these Articles of Amendment and as a result hereof, in the total number of unissued shares of the Company's Growth Portfolio being increased by 250,000,000 shares less the number of issued and outstanding shares of the Company's Growth Portfolio resulting from paragraph (b) of this Article SECOND; and

      (d) Open accounts on the share records of the Company's Growth Portfolio owned by each former holder of its Pacific Basin Portfolio shares shall be established representing the appropriate number of the Growth Portfolio shares deemed to be owned by each such stockholder as a result of the reclassification.

   THIRD: This amendment does not increase the authorized capital stock of the Company or the aggregate par value thereof. This amendment reclassifies and changes the 250,000,000 authorized shares of the Pacific Basin Portfolio to 250,000,000 additional authorized shares of the Growth Portfolio, but does not amend the description of any series of stock as set forth in the Charter. As a result of this amendment, the Growth Portfolio series of the Company has 750,000,000 shares authorized. The shares of the Growth Portfolio series shall have all of the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such series as set forth in the Charter of the Company.

   [FOURTH: Outstanding stock certificates representing issued and outstanding shares of the Pacific Basin Portfolio of the Company immediately prior to these Articles of Amendment becoming effective shall, upon these Articles becoming effective, be deemed to represent the appropriate number of issued and outstanding shares of the Company's Growth Portfolio, calculated as set forth in Article SECOND of these Articles. Stock certificates representing shares of the Growth Portfolio resulting from the aforesaid change and reclassification need not be issued until stock certificates representing the shares of the Pacific Basin Portfolio so changed and reclassified, if issued, have been received by the Company or its agent duly endorsed for transfer.]

   FIFTH: This amendment has been duly authorized and advised by the Board of Directors of the Company and approved by the stockholders of the Company entitled to vote thereon.

   SIXTH: These Articles of Amendment shall be effective as of [April 27, 2001 at 6:00 p.m.].

   IN WITNESS WHEREOF, TRAVELERS SERIES FUND INC. has caused these Articles of
Amendment to be signed in its name and on its behalf by its   , and witnessed
by its [Assistant] Secretary, as of the   day of April 2001.

WITNESS:                    TRAVELERS SERIES FUND INC.

By:                         By:
   Name:                       Name:
   [Assistant] Secretary       Office:

   THE UNDERSIGNED,   ,   of Travelers Series Fund Inc. who executed on behalf
of the Company the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Company the foregoing Articles of Amendment to be the corporate act of said Company and hereby certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                                          _____________________________________
                                          Name:
                                          Office:

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                         Acquisition of the Assets of

                     SMITH BARNEY PACIFIC BASIN PORTFOLIO

                      a separate investment portfolio of

                          TRAVELERS SERIES FUND INC.

                             7 World Trade Center
                           New York, New York 10048
                               [(800)) 451-2010]

                       By and in Exchange for Shares of

              SMITH BARNEY INTERNATIONAL ALL CAP GROWTH PORTFOLIO

                      a separate investment portfolio of

                          TRAVELERS SERIES FUND INC.

                             7 World Trade Center
                           New York, New York 10048
                               [(800) 451-2010]

   This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated March 22, 2001 relating to the above-referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement. Each of the following documents accompanies this Statement of Additional Information and is incorporated herein by reference:

    1. Statement of Additional Information of Travelers Series Fund Inc., dated February 28, 2001.

    2. Annual Report of Travelers Series Fund Inc. for the fiscal year ended October 31, 2000.

                               TABLE OF CONTENTS

                                  Page
                                  ---
General Information..............
[Financial Statements (Unaudited)    ]

                              GENERAL INFORMATION

   This Statement of Additional Information relates to the proposed transfer of all of the assets and liabilities of the Acquired Fund to Travelers Series Fund Inc., on behalf of the Acquiring Fund, in exchange for shares of the Acquired Fund (the "Reorganization"). The shares issued by the Acquiring Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund that were outstanding immediately before the effective time of the Reorganization.

   Due to the net asset value of the Acquired Fund being less than ten percent of the Acquiring Fund's value as of February 15, 2001, pro forma financial statements are not required to be, and have not been prepared for, inclusion in this Statement of Additional Information.

   For further information about the transaction, see the Combined Prospectus/Proxy Statement.

                           PART C  OTHER INFORMATION

Item 15. Indemnification.

   Reference is made to Article IX of Registrant's Charter for a complete statement of its terms.

   Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director of the Registrant, except a proceeding brought by or on behalf of the Registrant, the Registrant may indemnify the director against judgments, fines and amounts paid in settlement and reasonable expenses, including attorneys' fees, actually incurred by the director in connection with the proceeding unless: (i) he acted in bad faith or with active and deliberate dishonesty and actually received an improper personal benefit in money, property or services or (ii) with respect to any criminal proceeding, he had reasonable cause to believe his conduct was unlawful. The Registrant is also authorized under Section 2-418 of the Maryland General Corporation Law to indemnify a director under certain circumstances against expenses incurred in connection with the defense of a suit or action by or in the right of the Registrant. The Registrant may indemnify officers to the same extent as directors.

   Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "SEC") such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.


 1.1
     Articles of Incorporation dated as of February 12, 1994 is incorporated by reference to Exhibit 1(a) to the Registration Statement on February 23, 1994.

 1.2
     Amendment to Articles of Incorporation dated as of May 27, 1994 is incorporated by reference to
       Exhibit 1(b) to Pre-Effective Amendment No. 1 on June 10, 1994.

 1.3
     Amendment to Articles of Incorporation dated as of June 8, 1994 is incorporated by reference to
       Exhibit 1(c) to Pre-Effective Amendment No. 1 on June 10, 1994.

 1.4
     Articles Supplementary to Articles of Incorporation dated as of June 19, 1995 will be filed by
       Registrant pursuant to Post-Effective Amendment No. 14.

 1.5
     Articles of Amendment to Articles of Incorporation dated as of January 10, 1996 will be filed by
       Registrant pursuant to Post-Effective Amendment No. 14.

 1.6
     Articles of Amendment to Articles of Incorporation dated as of February 27, 1996 will be filed by
       Registrant pursuant to Post-Effective Amendment No. 14.


 1.7
      Articles of Amendment to Articles of Incorporation dated as of September 3, 1996 will be filed by
        Registrant pursuant to Post-Effective Amendment No. 14.

 1.8
      Change of Address of Resident Agent dated as of November 17, 1997 will be filed by Registrant pursuant to Post-Effective Amendment No. 14.

 1.9
      Articles Supplementary to Articles of Incorporation dated as of December 16, 1997 will be filed by
        Registrant pursuant to Post-Effective Amendment No. 14.

 1.10
      Articles of Amendment to Articles of Incorporation dated as of February 27, 1998 will be filed by
        Registrant pursuant to Post-Effective Amendment No. 14.

 1.11
      Amendment to Articles of Incorporation dated as of February 22, 1999 is incorporated by reference to
        Exhibit a.4 to Pre-Effective Amendment No. 11 filed February 26, 1999.

 1.12
      Amendment to Articles of Incorporation dated as of February 26, 1999 is incorporated by reference to
        Exhibit a.5 to Post-Effective Amendment No. 11 filed February 26, 1999.

 1.13
      Amendment to Articles of Incorporation dated as of June 10, 1999 is incorporated by reference to
        Exhibit a.6 to Post-Effective Amendment No. 13 filed February 25, 2000.

 1.14
      Articles Supplementary to Articles of Incorporation dated as of October 13, 1999 is incorporated by reference to Exhibit A.7 to Post-Effective Amendment No. 13 filed February 25, 2000.

 1.15
      Articles Supplementary to Articles of Incorporation dated as of October 13, 1999 is incorporated by reference to Exhibit a.8 to Post-Effective Amendment No. 13 filed February 25, 2000.

 1.16
      Articles of Amendment to Articles of Incorporation dated as of July 31, 2000 will be filed by
        Registrant pursuant to Post-Effective Amendment No. 14.

 1.17
      Form of Articles of Amendment changing names of series is filed herewith.

 1.18
      Form of Articles of Amendment to be dated as of April 2001 is filed as Annex I in Part A hereto.

 2.
      Amended and Restated Bylaws of the Fund adopted February 14, 2001 are filed herewith.

 4.
      Plan of Reorganization is filed as Exhibit A in Part A hereto.

 6.1
      Management Agreement between Registrant on behalf of the Smith Barney International Equity
        Portfolio and SSB Citi will be filed by Registrant pursuant to Post-Effective Amendment No. 14.

 6.2
      Management Agreement between Registrant on behalf of the Smith Barney Pacific Basin Portfolio and
        SSB Citi will be filed by Registrant pursuant to Post-Effective Amendment No. 14.

 7.1
      Distribution Agreement between Registrant and Salomon Smith Barney, Inc. dated June 5, 2000 will be filed by Registrant pursuant to Post-Effective Amendment No. 14.

 9.1
      Custodian Agreement between Registrant and PNC Bank, National Association is incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 1 filed on December 29, 1994.

 9.2
      Global Custody Agreement between Barclays Bank PLC and PNC Bank is incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 1 filed on December 29, 1994.


 9.3
      Custodian Agreement between Registrant and Morgan Guaranty Trust Company of New York is
      incorporated by reference to Exhibit 8(e) to Post-Effective Amendment No. 4 filed on February 28,
      1996.

 9.4
      Global Custody Agreement between The Chase Manhattan Bank and the Customer is incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 7 filed on February 25, 1997.

11.1
      Opinion and Consent of Sullivan & Cromwell is filed herewith.

11.2
      Opinion and Consent of Venable, Baetjer and Howard LLP is filed herewith.

13.1
      Transfer Agency Agreement between Registrant and First Data Investor Services Group, Inc. is
      incorporated by reference to Exhibit 9(b) to Post-Effective Amendment No. 7 filed on February 25,
      1997.

14.0
      Consent of KPMG LLP is filed herewith.

17(a)
      Form of proxy cards and voting instructions forms are filed herewith.

17.1
      Prospectus dated February 28, 2001 will be filed by Registrant pursuant to Post-Effective Amendment
      No. 14.

17.2
      Statement of Additional Information dated February 28, 2001 will be filed by Registrant pursuant to
      Post-Effective Amendment No. 14.

17.3
      Annual Report of Registrant dated October 31, 2000 is incorporated by reference.

Item 17. Undertakings.

   (1) The undersigned Registrant agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

   (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

   (3) The undersigned Registrant undertakes to file, by post-effective amendment, an opinion of Bingham Dana LLP supporting the tax matters and consequences to shareholders discussed in the prospectus will be filed by amendment supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

                                  SIGNATURES

   As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and State of New York on February 20, 2001.

                                          TRAVELERS SERIES FUND INC.
                                              (Registrant)

                                                   /s/ HEATH B. MCLENDON
                                          By: _________________________________
                                               Heath B. McLendon, Chairman of
                                               the Board, President and Chief
                                                     Executive Officer

   Each person whose signature appears below hereby authorizes Heath B. McLendon, Christina T. Sydor, and Judith C. Loomis, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any pre-effective or post-effective amendments to this Registration Statement and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

   As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

      Signature                    Title                     Date
      ---------                    -----                     ----

/s/ HEATH B. MCLENDON Chairman of the Board, President February 20, 2001
---------------------   and Chief Executive Officer
  Heath B. McLendon

/s/ LEWIS E. DAIDONE  Senior Vice President, Treasurer February 20, 2001
---------------------   (Principal Financial and
  Lewis E. Daidone      Accounting Officer)

/s/ VICTOR K. ATKINS  Director                         February 20, 2001
---------------------
  Victor K. Atkins

/s/ ABRAHAM E. COHEN  Director                         February 20, 2001
---------------------
  Abraham E. Cohen

/s/ ROBERT A. FRANKEL Director                         February 20, 2001
---------------------
  Robert A. Frankel

                      Director
---------------------
 Michael E. Gellert

 /s/ RAINER GREEVEN   Director                         February 20, 2001
---------------------
   Rainer Greeven

/s/ SUSAN M. HEILBRON                                  February 20, 2001
---------------------
  Susan M. Heilbron

                                 EXHIBIT INDEX

Exhibit
Number                                       Description
------                                       -----------
 1.17   Form of Articles of Amendment changing names of series is filed herewith.
 2.     Amended and Restated Bylaws of the Fund adopted February 14, 2001 are filed herewith.
11.1    Opinion and Consent of Sullivan & Cromwell is filed herewith.
11.2    Opinion and Consent of Venable, Baetjer and Howard LLP is filed herewith.
14.0    Consent of KPMG LLP is filed herewith.
17(a)   Form of proxy card and voting instruction forms.

            SPECIAL MEETING OF SHAREHOLDERS: YOUR VOTE IS IMPORTANT

   To consider this transaction, we have called a Special Meeting of Shareholders to be held on April 18, 2001. We strongly urge your participation by asking you to review, complete and return your proxy promptly.

   Detailed information about the proposed transaction is described in the enclosed proxy statement. On behalf of the Board of Directors, I thank you for your participation as a shareholder and urge you to please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience.

   If you have any questions regarding the proposed transaction, please feel free to call your professional services representative who will be pleased to assist you.

   IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.

                                          Sincerely,

                                          Heath B. McLendon
                                          Chairman of the Board

March 30, 2001

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

   2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

   3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                     Registration                        Valid Signature
                     ------------                      --------------------
Corporate Accounts
(1) ABC Corp.......................................... ABC Corp.
(2) ABC Corp.......................................... John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer................. John Doe
(4) ABC Corp. Profit Sharing Plan..................... John Doe, Trustee
Trust Accounts
(1) ABC Trust......................................... Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78............... Jane B. Doe
Custodian or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA John B. Smith
(2) Estate of John B. Smith........................... John B. Smith, Jr.,
                                                       Executor